August 16, 1999

                Delaware U.S. Government Securities Fund

              Supplement to Prospectus dated March 1, 1999


     The following replaces the portfolio manager information on page 6 of the Prospectus:

     Effective August 16, 1999, Randal W. Harrison, Vice President, Fixed Income Portfolio Manager for Voyageur Asset Management LLC, assumed day-to-day responsibility for making investment decisions for the Fund. Mr. Harrison holds a BS from Miami University (Ohio) and an MBA from the University of Iowa. Prior to joining Voyageur in 1993, Mr. Harrison was a securities analysts and trader for AEON USA Insurance Group. He is a CFA charterholder and has been in the investment industry since 1990.